S E P T E M B E R 2 0 2 6 Investor Presentation Northwest Bancshares, Inc. · NASDAQ: NWBI 01 Commercial Lending 02 De Novo Activity 03 Low-Cost, Granular Deposits 04 Proven Acquirer 05 Leadership Transformation

Forward-looking Statements and Additional Information The information contained in this presentation may contain forward-looking statements. When used or incorporated by reference in disclosure documents, the words “believe,” “anticipate,” “estimate,” “expect,” “project,” “target,” “goal” and similar expressions are intended to identify forward-looking statements within the meaning of section 27A of the Securities Act of 1933 and section 21E of the Securities Exchange Act of 1934. These forward-looking statements include but are not limited to: statements of our goals, intentions and expectations; statements regarding our financial condition and results of operations, including statements related to our earnings outlook; statements regarding our business plans, prospects, growth and operating strategies; statements regarding the quality of our loan and investment portfolios; and estimates of our risks and future costs and benefits. These forward-looking statements are based on current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Such forward-looking statements are subject to certain risks, uncertainties and assumptions, including but not limited to the following: the possibility that any of the anticipated benefits of the merger with Penns Woods will not be realized or will not be realized within the expected time period; the effect of the merger on the combined company’s customer and employee relationships and operating results; and other factors that may affect the results of operations and financial condition of the combined company; inflation and changes in the interest rate environment that reduce our margins, our loan origination, or the fair value of financial instruments; changes in asset quality, including increases in default rates on loans and higher levels of nonperforming loans and loan charge-offs generally; changes in laws, government regulations or supervision, examination and enforcement priorities affecting financial institutions, including as part of the regulatory reform agenda of the Trump administration, as well as changes in regulatory fees and capital requirements; changes in federal, state, or local tax laws and tax rates; general economic conditions, either nationally or in our market areas, that are different than expected, including inflationary or recessionary pressures or those related to changes in monetary, fiscal, regulatory, tariff and international trade policies of the U.S. government, including policies of the U.S. Department of Treasury and Board of Governors of the Federal Reserve System, and any related increases in compliance and other costs; trade disputes, barriers to trade or the emergence of trade restrictions and the resulting impacts on market volatility and global trade; growing fiscal deficits; potential recession or slowing of growth in the U.S., Europe and other regions; developments in the Middle East; adverse changes in the securities and credit markets; instability or breakdown in the financial services sector, including failures or rumors of failures of other depository institutions, along with actions taken by governmental agencies to address such turmoil; cyber-security concerns, including an interruption or breach in the security of our website or other information systems; technological changes that may be more difficult or expensive than expected; changes in liquidity, including the size and composition of our deposit portfolio, and the percentage of uninsured deposits in the portfolio; the ability of third-party providers to perform their obligations to us; competition among depository and other financial institutions, including with respect to deposit gathering, service charges and fees; our ability to enter new markets successfully and capitalize on growth opportunities; our ability to manage our internal growth and our ability to successfully integrate acquired entities, businesses or branch offices; changes in consumer spending, borrowing and savings habits; our ability to continue to increase and manage our commercial and personal loans; possible impairments of securities held by us, including those issued by government entities and government sponsored enterprises; changes in the value of our goodwill or other intangible assets; the impact of the economy on our loan portfolio (including cash flow and collateral values), investment portfolio, customers and capital market activities; our ability to receive regulatory approvals for proposed transactions or new lines of business; the effects of any federal government shutdown or the inability of the federal government to manage debt limits; changes in the financial performance and/or condition of our borrowers; the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Securities and Exchange Commission (the “SEC”), the Public Company Accounting Oversight Board, the Financial Accounting Standards Board (“FASB”) and other accounting standard setters; changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for credit losses; our ability to access cost-effective funding; the effect of global or national war, conflict, or terrorism; our ability to manage market risk, credit risk and operational risk; the disruption to local, regional, national and global economic activity caused by infectious disease outbreaks, and the significant impact that any such outbreaks may have on our growth, operations and earnings; the effects of natural disasters and extreme weather events; changes in our ability to continue to pay dividends, either at current rates or at all; our ability to retain key employees; and our compensation expense associated with equity allocated or awarded to our employees. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated, expected or projected. These and other risk factors are more fully described in this presentation and in the Northwest Bancshares, Inc. (the “Company”) Annual Report on Form 10-K for the year ended December 31, 2025 under the section entitled "Item 1A - Risk Factors," and from time to time in other filings made by the Company with the SEC. These forward-looking statements speak only at the date of the presentation. The Company expressly disclaims any obligation to publicly release any updates or revisions to reflect any change in the Company’s expectations with regard to any change in events, conditions or circumstances on which any such statement is based. Use of Non-GAAP Financial Measures This presentation contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Management uses these “non-GAAP” measures in its analysis of the Company’s performance. Management believes these non-GAAP financial measures allow for better comparability of period-to-period operating performance. Additionally, the Company believes this information is utilized by regulators and market analysts to evaluate a company’s financial condition and therefore, such information is useful to investors. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. See the end of this presentation for reconciliations of non-GAAP financial measures to the most directly comparable GAAP measures where applicable. 2

03

Northwest Bancshares, Inc.

NASDAQ: NWBI · 2Q 2026

The Northwest investment thesis

A transformed, well-capitalized regional bank compounding growth across deposits, capital, leadership, M&A and C&I lending.

4-state franchise
152 financial centers

As of or for the quarter ended June 30, 2026. Certain metrics are non-GAAP.

01
Commercial Lending
Expertise-driven C&I verticals — SBA, Equipment, Franchise, Sponsor & Sports Finance

~32% YoY Avg C&I growth

02
De Novo Branch Activity
Opened first of four financial centers planned in Columbus, this year with another to be completed in early 2027

1/5 Columbus Branches Complete

03
Low-cost granular deposits
716K+ accounts averaging ~$19,800

1.43% Cost of Deposits

04
Proven, disciplined acquirer
Delivering on every Penns Woods commitment ahead of schedule and outperforming targets

Ahead of deal plan

05
Leadership Transformation
Key leadership experience selected from large firms

3.75% 2Q 2026 NIM

15.03% 2Q 2026 Adj* ROATCE

* Non-GAAP financial measure; See "Use of non-GAAP Financial Measures" and Non-GAAP reconciliations herein.

ADVANCING THE INVESTMENT THESIS

01 Commercial Lending | 02 De Novo Activity | 03 Low-Cost, Granular Deposits | 04 Proven Acquirer | 05 Leadership Transformation

Northwest Bancshares, Inc.

04

National Verticals

COMMERCIAL LENDING - NATIONAL VERTICALS

SBA (est. 2023)

Equipment Finance (est. 2023)

Franchise Finance (est. 2024)

Sponsor Finance (est. 2023)

Sports Finance (est. 2023)

Driving valuable growth through specialty verticals

Five national C&I verticals — built with industry experts and disciplined underwriting — are powering above-market commercial growth.

SBA
Top-50 national SBA originator by volume

Equipment Finance
Largest vertical by loan balances

Franchise Finance
Multi-unit quick-service operators

Sponsor Finance
Senior debt to private-equity sponsors

Sports Finance
Pro teams and leagues (NFL, NHL, MLS)

51% 22% 27% 2Q 2026 EOP Commercial Banking Loans (%) CRE C&I National Verticals 01 Commercial Lending 02 De Novo Activity 03 Low-Cost, Granular Deposits 04 Proven Acquirer 05 Leadership Transformation Commercial Portfolio Growth in National Verticals Drives C&I Momentum Stabilizing Legacy Commercial Portfolios 05A D V A N C I N G T H E I N V E S T M E N T T H E S I S $4.63 Billion $5.89 Billion 27% Growth Legacy Commercial in $Millions (EOP) 2023 2Q 2026 Commercial Real Estate $1,597 $1,495 Regional Commercial $943 $859 Corporate Finance $795 $665 Middle Market $57 $213 Legacy Ending Balance $3,392 $3,232 64% 30% 6% 2023 EOP Commercial Banking Loans (%) CRE C&I National Verticals Total C&I 36% Total C&I 49%

-$49 -$7 $128 -$210 $148$13,084 $13,094 Q1 2026 Residential Home Equity Consumer CRE C&I Q2 2026 $11.2B $12.6B $13.0B $13.1B $13.1B 5.55% 5.63% 5.65% 5.62% 5.61% 7.02% 7.13% 6.80% 6.61% 6.51% Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 Total ($ Billions) Total Loan Yield C&I Loan Yield $3.1B $3.0B $1.5B $2.7B $2.8B CRE Residential Home equity Consumer C&I Average C&I loans up $148M (6%) QoQ and $678M (+32%) YoY; total loans of $13.1B +32% YoY average C&I loan growth LOAN MIX BY SEGMENT Av g. Balance ($B) Growth · Stabilize · De-emphasize A D V A N C I N G T H E I N V E S T M E N T T H E S I S +5.6% +5.1% −0.5% −1.6% −6.3% QoQ Δ Loan Yields & Average Balance ($B) Average Loan Balance 01 Commercial Lending 02 De Novo Activity 03 Low-Cost, Granular Deposits 04 Proven Acquirer 05 Leadership Transformation Commercial momentum is reshaping the loan mix 06

Northwest’s Expansion in the Columbus Market We recently celebrated the grand opening of our first new financial center in the Columbus market, with four additional locations expected to be completed by early 2027. 01 Commercial Lending 02 De Novo Activity 03 Low-Cost, Granular Deposits 04 Proven Acquirer 05 Leadership Transformation New Albany, OH financial center Rendering of NWBI’s new HQ – announced to be opened in 2029, in Dublin’s Bridge North Development 07A D V A N C I N G T H E I N V E S T M E N T T H E S I S

Northwest’s Growth in the Attractive Columbus Market 01 Commercial Lending 02 De Novo Activity 03 Low-Cost, Granular Deposits 04 Proven Acquirer 05 Leadership Transformation Columbus MSA Population Growth (%) (2020-2026) 5.45% Deposit Growth (%) (2024-2025) 12.9% Total Deposits in Market (2025) $119 Billion Total Households (Current 2026) 887,734 Median Household Income (Current 2026) $85,666 Median Household Income Growth (%) (Projected 2026-2031) 9.5% 08 (1) Population by MSA data sourced from S&P Capital IQ Pro and Claritas, based primarily on U.S. Census data A D V A N C I N G T H E I N V E S T M E N T T H E S I S Planned financial centers to be opened this year or early 2027 Operating financial center opened 2026 New HQ with future financial center

P1 P2 P3 NWBI P4 P5 P6 P7 P8 P9 P10 P11 P12 P13 P14 P15 P16 COST OF DEPOSITS - 2Q26 (%) Financial Center Locations Drive Low-Cost, Granular Deposits $14.2B Total deposits 6.7% Deposit Growth – 3Yr CAGR 716K+ Customer accounts ~12.5 yrs Avg customer tenure Proxy Peers sourced from S&P Capital IQ, 2Q26. 01 Commercial Lending 02 De Novo Activity 03 Low-Cost, Granular Deposits 04 Proven Acquirer 05 Leadership Transformation 09A D V A N C I N G T H E I N V E S T M E N T T H E S I S 1.07% 1.27% 1.32% 1.43% 1.53% 1.53% 1.66% 1.74% 1.74% 1.76% 1.77% 1.79% 1.92% 2.08% 2.09% 2.12% 2.87% KRX Median: 1.83%

10A D V A N C I N G T H E I N V E S T M E N T T H E S I S 01 Commercial Lending 02 De Novo Activity 03 Low-Cost, Granular Deposits 04 Proven Acquirer 05 Leadership Transformation $12.2B $13.3B $13.8B $14.1B $14.1B 1.55% 1.55% 1.53% 1.48% 1.43% 2Q25 3Q25 4Q25 1Q26 2Q26 Low-Cost, Granular Funding Base Average deposits up $87M (+0.6%) QoQ to $14.1B; cost of deposits down 5 bps to 1.43% 1.43% Cost of deposits Cost of Deposits & Average Balance ($B) Average Deposit Balance 27 (26) 120 51 (85) 14,047 14,134 Q1 2026 Demand Int-bearing demand Money market Savings Time Q2 2026 Total Deposits Grew by $87 million QoQ Cost of Deposits Decreased for the Third Consecutive Quarter

Transformation from a Demutualized Thrift to a Regional Bank Period-end balances, Source: company filings. $9.85 $9.37 $9.63 $9.72 $9.88 2Q 2025 3Q 2025 4Q 2025 1Q 2026 2Q 2026 PWOD Acquisition TBV / Share Earn-back: Static Method Successful execution and integration achieved 100% of cost savings early (by 1Q26) leading to:  Significantly shorter static earn-back period of 1 year and an estimated cross-over point reached by 4Q 2026, based on consensus estimates using the cross-over method $14.5 $2.3 $7.7 $1.2 $8.1 $1.6 $11.7 $2.1 (18 Branches) 2015 2016 2019 2020 2Q 2025 $9.9 $0.6 $ Billions NWBI Assets Acquired Assets Disciplined but Opportunistic M&A Growth At Announcement 2Q 2026 Cost Savings 75% realized in 2026 100% realized by Q1’26 TBV Earn-back 2.9 Years 1 Year (Static) TCE/TA 7.6% 8.7% A D V A N C I N G T H E I N V E S T M E N T T H E S I S 01 Commercial Lending 02 De Novo Activity 03 Low-Cost, Granular Deposits 04 Proven Acquirer 05 Leadership Transformation 11

ADVANCING THE INVESTMENT THESIS

12

01 Commercial Lending | 02 De Novo Activity | 03 Low-Cost, Granular Deposits | 04 Proven Acquirer | 05 Leadership Transformation

Northwest Bancshares, Inc.

Strengthening and Deepening Leadership Team

President, CEO & Director
Louis J. Torchio
August 2022

Role	Name	Date	Selected Experience
Chief Risk Officer	Gregory J. Betchkal	March 2023	Bread Financial, Citigroup
Chief Commercial Banking Officer	Jay M. DesMarteau	June 2023	TD Bank, Lending Club
Chief Financial Officer	Douglas M. Schosser	March 2024	KeyCorp
Chief Consumer Banking and Strategy Officer	Urich T. Bowers	June 2024	PNC
Chief Legal Counsel	Erin F. Siegfried	September 2025	Huntington
Chief Information Officer	Chad Ballard	July 2026	Wells Fargo, JPMorgan Chase & Co.

2023 — 2024 — 2025 — 2026

Chief Accounting Officer
Joseph Canfield
Huntington

Head of Corporate Development and Strategy
Michael Perry
Morgan Stanley & Merrill Lynch

Treasurer
Chad Wheeler
Fulton Bank & Sovereign Bank

Director of SBA Operations
Jackie Bogdan
Wells Fargo & BankUnited

Managing Director Wealth Management
Matthew Bower
PNC

Executive Director of CRE Banking
Shawn Dorsey
Huntington & Kaufman

Executive Director of Customer Experience
Lizzie Siegel
Blackstone & Google

Sr. SBA Business Development Officer
Sarah Andrews & Lisa Forrest
Live Oak Bank

Executive Director of Financial Center Experience
Sarah Mayle
Huntington & Truist

Executive Director of Debt Capital Markets
Mark Guterman
Atlantic Union Bank & F.N.B. Corporation

Selected Experience at Large Firms

Appendix

2026 Outlook[1]

	2025 Baseline	FY2026 (vs. FY2025)	FY Outlook
Loan Balance EOP Deposit Balance EOP	$13.0 Billion $13.9 Billion	Loan Growth: Low to Mid single digits Deposit Growth: Low single digits	Unchanged
Revenue	$655 Million	$710 Million - $730 Million	Middle
Net Interest Margin (FTE)*	3.69%	Low 370s bps	373 bps – 375 bps
Noninterest Income	$129.3 Million	$125 Million – $130 Million	High end
Noninterest Expense* (ex. Merger)	$393.5 Million	$420 Million - $430 Million	Middle
Net Charge-offs	$29.5 Million	20 bps – 27 bps	Low to Middle
Tax Rate	~23%	~23%	~24

* Non-GAAP financial measure; See "Use of non-GAAP Financial Measures" and Non-GAAP reconciliations herein | (1) The reconciliation with respect to forward-looking non-GAAP measures is expected to be consistent with actual non-GAAP reconciliations included in the appendix

* Dollars in thousands, except per share amounts Non-GAAP Reconciliation

Second Quarter 2026 Louis J. Torchio President and Chief Executive Officer T.K. Creal Chief Credit Officer Chad R. Wheeler Treasurer Douglas M. Schosser Chief Financial Officer Michael D. Perry Corporate Development & Strategy Investor Relations Earnings Conference Call July 28, 2026

17 Forward-looking Statements and Additional Information The information contained in this presentation may contain forward-looking statements. When used or incorporated by reference in disclosure documents, the words “believe,” “anticipate,” “estimate,” “expect,” “project,” “target,” “goal” and similar expressions are intended to identify forward-looking statements within the meaning of section 27A of the Securities Act of 1933 and section 21E of the Securities Exchange Act of 1934. These forward-looking statements include but are not limited to: statements of our goals, intentions and expectations; statements regarding our financial condition and results of operations, including statements related to our earnings outlook; statements regarding our business plans, prospects, growth and operating strategies; statements regarding the quality of our loan and investment portfolios; and estimates of our risks and future costs and benefits. These forward-looking statements are based on current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Such forward-looking statements are subject to certain risks, uncertainties and assumptions, including but not limited to the following: the possibility that any of the anticipated benefits of the merger with Penns Woods will not be realized or will not be realized within the expected time period; the effect of the merger on the combined company’s customer and employee relationships and operating results; and other factors that may affect the results of operations and financial condition of the combined company; inflation and changes in the interest rate environment that reduce our margins, our loan origination, or the fair value of financial instruments; changes in asset quality, including increases in default rates on loans and higher levels of nonperforming loans and loan charge-offs generally; changes in laws, government regulations or supervision, examination and enforcement priorities affecting financial institutions, including as part of the regulatory reform agenda of the Trump administration, as well as changes in regulatory fees and capital requirements; changes in federal, state, or local tax laws and tax rates; general economic conditions, either nationally or in our market areas, that are different than expected, including inflationary or recessionary pressures or those related to changes in monetary, fiscal, regulatory, tariff and international trade policies of the U.S. government, including policies of the U.S. Department of Treasury and Board of Governors of the Federal Reserve System, and any related increases in compliance and other costs; trade disputes, barriers to trade or the emergence of trade restrictions and the resulting impacts on market volatility and global trade; growing fiscal deficits; potential recession or slowing of growth in the U.S., Europe and other regions; developments in the Middle East; adverse changes in the securities and credit markets; instability or breakdown in the financial services sector, including failures or rumors of failures of other depository institutions, along with actions taken by governmental agencies to address such turmoil; cyber-security concerns, including an interruption or breach in the security of our website or other information systems; technological changes that may be more difficult or expensive than expected; changes in liquidity, including the size and composition of our deposit portfolio, and the percentage of uninsured deposits in the portfolio; the ability of third-party providers to perform their obligations to us; competition among depository and other financial institutions, including with respect to deposit gathering, service charges and fees; our ability to enter new markets successfully and capitalize on growth opportunities; our ability to manage our internal growth and our ability to successfully integrate acquired entities, businesses or branch offices; changes in consumer spending, borrowing and savings habits; our ability to continue to increase and manage our commercial and personal loans; possible impairments of securities held by us, including those issued by government entities and government sponsored enterprises; changes in the value of our goodwill or other intangible assets; the impact of the economy on our loan portfolio (including cash flow and collateral values), investment portfolio, customers and capital market activities; our ability to receive regulatory approvals for proposed transactions or new lines of business; the effects of any federal government shutdown or the inability of the federal government to manage debt limits; changes in the financial performance and/or condition of our borrowers; the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Securities and Exchange Commission (the “SEC”), the Public Company Accounting Oversight Board, the Financial Accounting Standards Board (“FASB”) and other accounting standard setters; changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for credit losses; our ability to access cost-effective funding; the effect of global or national war, conflict, or terrorism; our ability to manage market risk, credit risk and operational risk; the disruption to local, regional, national and global economic activity caused by infectious disease outbreaks, and the significant impact that any such outbreaks may have on our growth, operations and earnings; the effects of natural disasters and extreme weather events; changes in our ability to continue to pay dividends, either at current rates or at all; our ability to retain key employees; and our compensation expense associated with equity allocated or awarded to our employees. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated, expected or projected. These and other risk factors are more fully described in this presentation and in the Northwest Bancshares, Inc. (the “Company”) Annual Report on Form 10-K for the year ended December 31, 2025 under the section entitled "Item 1A - Risk Factors," and from time to time in other filings made by the Company with the SEC. These forward-looking statements speak only at the date of the presentation. The Company expressly disclaims any obligation to publicly release any updates or revisions to reflect any change in the Company’s expectations with regard to any change in events, conditions or circumstances on which any such statement is based. Use of Non-GAAP Financial Measures This presentation contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Management uses these “non-GAAP” measures in its analysis of the Company’s performance. Management believes these non-GAAP financial measures allow for better comparability of period-to-period operating performance. Additionally, the Company believes this information is utilized by regulators and market analysts to evaluate a company’s financial condition and therefore, such information is useful to investors. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. See the end of this presentation for reconciliations of non-GAAP financial measures to the most directly comparable GAAP measures where applicable.

18 FOUNDED 1896 TOTAL ASSETS $17.2B TOTAL DEPOSITS $14.2B TOTAL LOANS $13.2B FINANCIAL CENTERS(1) 151 ROA 1.27% NIM* 3.75% Adjusted ROA* Adjusted ROE* Adjusted ROTCE* Adjusted Diluted EPS* * Non-GAAP financial measure; See "Use of non-GAAP Financial Measures” and Non-GAAP reconciliations herein. | (1) Total Financial Centers as of June 30th 2026 does not include the additional financial center opened after quarter end Northwest Bancshares At-A-Glance For the quarter ended June 30, 2026 ROE 11.20% ROTCE 14.94% Diluted EPS $0.36 1.28% 11.26% 15.03% $0.37

19 14.94% Adjusted* 2Q 2026 Highlights Net Income Growth Returns and Efficiency Net Interest Income Balance Sheet Management Growth in national verticals drove continued C&I momentum Increased earning assets, net interest income performance and expense management drove record net income Record net income in 2Q drove strong return metrics leading to improved efficiency performance Net interest margin* grew 5bps QoQ benefiting from higher securities yields and lower cost of deposits +$148 MM 3.75%$54 MM 1.27% 2Q26 Avg. C&I Loan Growth 2Q26 Net Income (A Record Quarter) 2Q26 NIM* 2Q26 Returns +32.2% +23%+59% YOY Avg. C&I Loan Growth YOY Net Income Growth YOY Net Interest Income Growth 2Q26 Efficiency Ratios * Non-GAAP financial measure; See "Use of non-GAAP Financial Measures” and Non-GAAP reconciliations herein. (ROAA) (ROTCE)* 57.6% 56.2% Adjusted* 1.28% Adjusted* 15.03%

2Q 2026 Highlights

Northwest Bancshares, Inc.

Summary Comments

- Net interest income grew $4 million or 3.1% QoQ with net interest margin* improving to 3.75% benefiting from growth in average earning balances, increased securities portfolio yields, and a decrease in cost of deposits
- Revenue of $181.2 million in 2Q26 represented a 3.5% increase QoQ due to higher interest earning assets and noninterest income performance representing a 20.5% increase YoY
- Achieved significant positive operating leverage of 330 bps in 2Q26 driven by continued focus on expense management discipline
- Adjusted efficiency ratio* of 56.2% in 2Q26 improved by 158 bps QoQ

METRIC	2Q26	QoQΔ	YoYΔ
EPS	$.36	$.02	$.10
Adjusted EPS*	$.37	$.02	$.07
Net Interest Income	$146.9	3.1%	23.0%
Noninterest Income	$34.2	5.1%	10.6%
Revenue	$181.2	3.5%	20.5%
Noninterest Expense	$104.3	0.2%	6.9%
Pre-Tax Pre-Provision Net Revenue* as Adjusted(1)	$77.3	7.9%	30.8%
Provision for Credit Losses	$6.6	51.9%	-24.1%
CET1 Ratio**	12.2%	-3 bps	-97 bps
Efficiency Ratio	57.6%	-187 bps	-730 bps
Adjusted Efficiency Ratio*	56.2%	-158 bps	-418 bps
ROTCE*	14.94%	35 bps	416 bps
ROTCE Adj.*	15.03%	31 bps	281 bps
TBV per Common Share*	$9.88	$0.16	$0.03

* Non-GAAP financial measure; See "Use of non-GAAP Financial Measures" and Non-GAAP reconciliations herein. | ** Capital information presented herein is based on estimates and subject to change pending the Company's filing of its regulatory reports | (1) As Adjusted for merger and restructuring costs.

20

21 • Total loans grew $174 million in 2Q26 with average loans growing $10 million QoQ • Average C&I loans increased $148 million, or 5.6% QoQ and $678 million, or 32.2% YoY driven by continued growth in the new verticals and in other commercial loan portfolios • Total loans yield was relatively stable at 5.61% down 1 bps QoQ LOAN MIX CHANGE $ IN MILLIONS 2Q26 VS 1Q26 2Q26 VS 2Q25 AVERAGE BALANCES 2Q26 CHANGE $ CHANGE % CHANGE $ CHANGE % Residential mortgage 3,030 -49 -1.6% -61 -2.0% Home equity 1,494 -7 -0.5% 348 30.4% Consumer 2,658 128 5.1% 585 28.2% Commercial real estate 3,132 -210 -6.3% 295 10.4% Commercial & industrial 2,780 148 5.6% 678 32.2% Total Loans 13,094 10 0.1% 1,845 16.4% Combined Loan Average Balances Loan Balances 13,084 (49) (7) 128 (210) 148 13,094 Q1 2026 Residential Home Equity Consumer CRE C&I Q2 2026 6.31 6.91 7.07 7.11 7.18 4.94 5.66 5.91 5.97 5.91 5.55% 5.63% 5.65% 5.62% 5.61% - 2.00 4.00 6.00 8.00 10.00 12.00 14.00 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 Personal Banking Loans Commercial Banking Loans Loan Yield Loan Growth and Loan Yield $ M ill io ns $ B ill io ns Summary Comments

22 7.43 8.09 8.41 8.47 8.52 4.72 5.21 5.36 5.58 5.61 1.55% 1.55% 1.53% 1.48% 1.43% - 2.00 4.00 6.00 8.00 10.00 12.00 14.00 16.00 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 Demand and Savings Time and Money Market Cost of Deposits DEPOSIT MIX CHANGE $ IN MILLIONS 2Q26 VS 1Q26 2Q26 VS 2Q25 AVERAGE BALANCES 2Q26 CHANGE $ CHANGE % CHANGE $ CHANGE % Demand 3,102 27 0.9% 490 18.8 Interest-bearing demand 2,974 -26 -0.9% 364 14.0% Money market 2,729 120 4.6% 608 28.7% Savings 2,447 51 2.1% 235 10.6% Time 2,882 -85 -2.9% 283 10.9% Total Deposits 14,134 87 0.6% 1,980 16.3% Deposit Balances Deposit Growth and Cost of Deposits $ M ill io ns $ B ill io ns Summary Comments 14,047 27 (26) 120 51 (85) 14,134 Q1 2026 Demand Int-bearing demand Money market Savings Time Q2 2026 12,000 12,500 13,000 13,500 14,000 14,500 15,000 Change in Deposit Mix • Deposit balances remained strong as average total deposits grew by $87 million QoQ benefiting from growth in money market and savings accounts • Cost of deposits decreased for the third consecutive quarter to 1.43%; down 5 bps QoQ, benefiting from proactive management of the overall portfolio • 34% of the CD portfolio matured in 2Q26 at a weighted-average rate of 3.40% and new volumes at lower rates drove an overall decline in CD costs

23 - 370 2 1 1 3 4 375 Q1 2026 Loans Purchase Accounting Borrowings Investments Deposits Q2 2026 9,542 10,337 10,666 10,972 11,032 453 592 600 650 624 2.09% 2.13% 2.14% 2.06% 2.00% 0.40% 0.90% 1.40% 1.90% 2.40% 2.90% 3.40% 3.90% 4.40% 6,000 7,000 8,000 9,000 10,000 11,000 12,000 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 Interest Bearing Deposits Borrowings Cost of Funds Net Interest Margin 120 135 139 140 1452 4 3 3 3.56% 3.65% 3.69% 3.70% 3.75% 40.0 60.0 80.0 100.0 120.0 140.0 160.0 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 Net Interest Income FTE* Purchase Accounting Accretion NIM FTE* 143137 143 148 $ M ill io ns $ M ill io ns - Net Interest Income (FTE) and NIM (FTE) Trends Drivers of Net Interest Margin (FTE) Change Cost of Funds * Non-GAAP financial measure; See "Use of non-GAAP Financial Measures” and Non-GAAP reconciliations herein. $143 $148$2 $0 $0 $2 $1 Summary Comments bp s Net Interest Income FTE* ($ Millions) • Net interest margin increased 5 bps to 3.75% in 2Q26 • Net interest income grew $4.5 million QoQ • Securities portfolio yields continued to increase as cash flows reinvested at higher yields than the current portfolio and grew the portfolio in 2Q26 • Cost of funds decreased 6 bps to 2.00%, benefiting from proactive management of the overall portfolio

24 $ M ill io ns Securities Portfolio Securities Classification Securities Portfolio QoQ Change Securities Portfolio -4 78 -15 14 8 -8 2,603 2,531 1Q26 Treasury Agency CMO Municipal Corporate Agency MBS Agency CMBS 2Q26 Securities Yield (ACB)Amortized Cost 3.27% 3.17% HTM, 24% AFS, 76% Municipal, 3% Treasury/Agency, 6% Agency MBS, 24% Corporate, 4% Agency CMO, 36% Agency CMBS, 27% Summary Comments • New securities purchases were consistent with the current composition of the portfolio and continue to strengthen an already strong source of liquidity • Portfolio yield continues to increase as new purchases come on at higher yields than the runoff portfolio; yield increased 10 bps to 3.27% in the quarter • 24% of the portfolio is HTM to protect tangible common equity

25 Noninterest Income 30.9 32.2 37.8 32.6 34.2 2Q25 3Q25 4Q25 1Q26 2Q26 Total Noninterest Income • Noninterest income increased by $1.6 million or 5.1% QoQ, driven by an increase in trust and other fund services income due to growth in our wealth management business • Noninterest income increased $3.3 million or 10.6% YoY, benefiting from an increase in service charges and fees and an increase in trust and other financial services income $ M ill io ns Summary Comments $ IN THOUSANDS 2Q26 VS 1Q26 2Q26 VS 2Q25 NONINTEREST INCOME 2Q26 CHANGE $ CHANGE % CHANGE $ CHANGE % Service charges and fees 16,908 -210 -1.2% 1,111 7.0% Trust and other financial services 9,449 831 9.6% 1,501 18.9% Other operating income 3,548 340 10.6% -72 -2.0% Gain on sale of SBA loans 1,217 31 2.6% 398 48.6% Bank-owned life insurance 2,013 -29 -1.4% 592 41.7% Mortgage banking income 738 409 124.3% -337 -31.3% Gain on real estate owned, net 20 -50 -71.4% -238 -92.2% Gain on sale of investments 336 325 (NM) 336 (NM) Total Noninterest Income 34,229 1,647 5.1% 3,291 10.6% N on in te re st In co m e Tr en d

Noninterest Expense

Northwest Bancshares, Inc.

Summary Comments

- Noninterest expense of $104.3 million in 2Q26 remained flat benefiting from a decrease in non-personnel expenses including a $3.2 million decrease in FDIC insurance premiums
- Adjusted efficiency ratio* was 56.2% in 2Q26 the fourth consecutive quarter of improvement highlighting the continued focus on expense management over the last year

$ IN THOUSANDS		2Q26 VS 1Q26		2Q26 VS 2Q25	
NONINTEREST EXPENSE	2Q26	CHANGE $	CHANGE %	CHANGE $	CHANGE %
Compensation and employee benefits	63,476	5,146	8.8%	8,263	15.0%
Processing expenses	16,948	142	0.8%	3,975	30.6%
Premises and occupancy costs	8,494	-1,369	-13.9%	1,372	19.3%
Office operations	3,660	-215	-5.5%	750	25.8%
Professional services	3,490	-33	-0.9%	-500	-12.5%
Federal deposit insurance premiums	-291	-3,186	-110.1%	-2,587	-112.7%
Marketing expenses	2,362	694	41.6%	-656	-21.7%
Merger, asset disposition and restructuring expense	426	-205	-32.5%	-5,818	-93.2%
Other	5,718	-729	-11.3%	1,944	51.5%
Total Noninterest Expense	**104,283**	**245**	**0.2%**	**6,743**	**6.9%**

Expense Mix and Efficiency Trend

	2Q25	3Q25	4Q25	1Q26	2Q26
Efficiency Ratio	64.86%	79.38%	63.09%	59.43%	57.56%
Adjusted Efficiency Ratio*	60.42%	59.63%	59.57%	57.82%	56.24%



Noninterest Expense
$ Millions
97.5
6.2
36.1
60.4%
55.2
133.5
31.3
39.2
59.6%
63.0
113.5
4.2
44.2
59.6%
65.1
104.0
0.6
45.1
57.8%
58.3
104.3
0.4
40.4
56.2%
63.5
2Q25
3Q25
4Q25
1Q26
2Q26
Personnel
Non-personnel
Merger
Adj. Efficiency Ratio*

* Non-GAAP financial measure; See "Use of non-GAAP Financial Measures" and Non-GAAP reconciliations herein.

26

27 11.5 11.2 5.7 5.0 4.3 20.20.18% 0.29% 0.40% 0.16% 0.15% -0.05% 0.05% 0.15% 0.25% 0.35% 0.45% 0.55% - 5.0 10.0 15.0 20.0 25.0 30.0 35.0 2Q25 3Q25 Breakout 4Q25 1Q26 2Q26 Provision for Credit Losses - Loans Net Charge-offs to Average Loans Total Loans and Allowance Coverage Net Charge-offs and Provision Allowance QoQ Change Allowance for Credit Losses $ M ill io ns Acquisition Day 1 non-PCD 11,342 12,941 13,007 13,056 13,229 1.14% 1.22% 1.15% 1.15% 1.13% 2Q25 3Q25 4Q25 1Q26 2Q26 Loan Balances Allowance to Loans 150.0 4.3 (5.0) 149.3 1Q26 Provision Expense Charge-offs 2Q26 Summary Comments • Overall ACL coverage was relatively stable at 1.13%, down 2 bps from 1Q26 • Quarterly annualized net charge-offs of 15 bps in 2Q26 were below full year guidance levels • The total provision for credit losses for the quarter ended 2Q26 was $4.3 million primarily driven by growth in our commercial lending portfolio

28 $39.8 $50.1 $97.0 $84.9 $51.7 $77.7 $94.0 $99.2 $88.5 $61.8 1.00% 1.10% 1.50% 1.30% 0.90% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 $200 2Q25 3Q25 4Q25 1Q26 2Q26 Consumer Loans Commercial Loans Delinquency Percentage 11.3 12.9 13.0 13.1 13.2 0.91% 1.00% 0.83% 0.70% 0.70% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% $- $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 2Q25 3Q25 4Q25 1Q26 2Q26 Loans+OREO NPA/(Loans+OREO) Credit Quality Summary Comments N on pe rf or m in g A ss et s / (L oa ns + O RE O ) 30 D ay P lu s L oa n D el in qu en cy $ M ill io ns $ B ill io ns • Total delinquency decreased from 1.30% to 0.90% QoQ, primarily as a result of the 30 day month effect on the mortgage portfolio and payoffs in the healthcare portfolio. • NPAs remained relatively flat QoQ while 90 day plus delinquency increased from 0.34% to 0.49% QoQ mostly due to specific commercial loans in the workout phase. 117.6 144.1 196.1 173.4 113.5

29 ($43.1) ($5.0) ($71.9)$497.6 $146.5 $524.1 1Q26 Downgrades Upgrades Charge-offs Payoffs 2Q26 518.2 527.0 453.4 497.6 524.1 4.57% 4.07% 3.49% 3.81% 3.96% 400.0 420.0 440.0 460.0 480.0 500.0 520.0 540.0 2Q25 3Q25 4Q25 1Q26 2Q26 Classified Loans Classified Loans to Total Loans $ M ill io ns Summary Comments Classified Loans by Collateral Type Change in Classified Loans QoQ Classified Loans Credit Quality Breakdown $ M ill io ns Other Non RE Collateral 19.9% Nursing Home 17.0% Commercial Office Building 6.6% 5 or More Unit Dwelling 5.4% Retail Building 4.8% Multi-Use Bldg (comm/retl & residential) 2.4% Other Medical Facility 1.9% All Others ~20 other property types 42.0% 4.0% of Total Loans Outstanding • Classified “Other Non RE Collateral” loans decreased from 22.8% to 19.9% • Classified “Nursing Home” exposure increased slightly from 16.6% to 17.0% as the repayment of a classified loan was offset by two downgrades • Classified “5 or More Unit Dwelling” loans decreased from 9.8% to 5.4%

30 2026 Outlook(1) * Non-GAAP financial measure; See "Use of non-GAAP Financial Measures” and Non-GAAP reconciliations herein | (1) The reconciliation with respect to forward-looking non-GAAP measures is expected to be consistent with actual non-GAAP reconciliations included in the appendix 2025 Baseline FY2026 (vs. FY2025) Loan Balance EOP Deposit Balance EOP $13.0 Billion $13.9 Billion Loan Growth: Low to Mid single digits Deposit Growth: Low single digits Net Interest Margin (FTE)* 3.69% Low 370s bps Noninterest Income $129.3 Million $125 Million – $130 Million Noninterest Expense* (ex. Merger) $393.5 Million $420 Million - $430 Million Net Charge-offs $29.5 Million 20 bps – 27 bps Revenue $710 Million - $730 Million$655 Million Tax Rate ~23%~23% Unchanged Middle 373 bps – 375 bps High end Middle Low to Middle ~24 FY Outlook

31* Dollars in thousands, except per share amounts Non-GAAP Reconciliation 1

32* Dollars in thousands, except per share amounts Non-GAAP Reconciliation 2

33* Dollars in thousands, except per share amounts Non-GAAP Reconciliation 3

34* Dollars in thousands, except per share amounts Non-GAAP Reconciliation 4

35 Appendix

36 • Granular diversified deposit book, average balance of more than $19,800 • Customer deposits consist of over 716,000 accounts with an average tenure of more than 12.5 years • Time deposits continue to have a very short duration Funding MixEarning Asset Mix • The loan portfolio remains slightly asset sensitive with growth in floating rate commercial loans • Consumer loans which are primarily vehicle loans are fixed but with shorter duration *Interest rate reset period Earning Asset & Funding Mix Ending balances ($ Millions) 2Q26 Total % Fixed % Floating % Periodic % Securities 2,460 16% 97% 0% 3% Residential mortgage 3,002 19% 94% 4% 2% Home equity 1,497 10% 55% 45% 0% Consumer 2,843 18% 98% 2% 0% Commercial real estate 2,988 19% 17% 39% 44% Commercial 2,899 18% 24% 73% 3% Total 15,689 100% 64% 26% 10% Ending balances ($ Millions) 2Q26 Total % < 1 Year * > 1 Year * Demand 3,191 22% 100% 0% Interest-bearing demand 2,923 20% 100% 0% Money market 2,761 19% 100% 0% Savings 2,459 17% 99% 1% Time 2,828 19% 98% 2% Borrowings 857 4% 70% 30% Total 15,019 100% 98% 2%

Commercial Loan Distribution & CRE Concentration

Northwest Bancshares, Inc.

Summary Comments

- Commercial loan portfolio diversification remains a strength of our strategy, with Q2 loan growth driven largely by the specialty verticals
- Regulatory CRE concentration remains low at 121% of target Tier 1 + ACL (estimated), down slightly from prior quarter of 128%
- CRE lending is targeting stronger credit profiles and well-performing asset classes including industrial
- Under performing long term healthcare loans continue to pay off with limited losses incurred
- Q2 Nursing and Residential Care Facilities funded exposure of $233.5MM represented a further reduction from Q1

Commercial Commitments by Industry


$7.6B
48% of Total Loan Commitments
Real Estate and Rental and Leasing 31.5%
Manufacturing 12.0%
Arts, Entertainment, and Recreation 7.2%
Construction 6.9%
Health Care and Social Assistance 6.1%
All Others ~16 other industries 36.3%

Construction & Land Development Portfolio


$ Millions
2Q25 401 278
3Q25 512 353
4Q25 433 303
1Q26 337 241
2Q26 366 235
Commitment
Outstanding

Total Commercial Loan Outstanding by Property Type


$3.1B
25% of Total Loans Outstanding
5 or More Unit Dwelling, 11.7%
Commercial Office Building - NOO, 8.3%
Nursing Home, 7.5%
Manufacturing & Industrial Building, 6.8%
Retail Building, 13.1%
All Others ~30 other property types, 52.7%

37